Segment Information (Details)	6 Months Ended
Sep. 30, 2025 Segment
Segment Information [Abstract]
Description of CODM	The Group’s CODM has been identified as the Company’s chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group has determined that it only has one operating segment.
Chief executive officer	chief executive officer
Number of operating segment	1